UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen New York AMT-Free Municipal Income Fund (NRK, NRK PrC)
(Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting of Shareholders August 7, 2013	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

June 27, 2013

Nuveen AMT-Free Municipal Income Fund (NEA, NEA PrC)

Nuveen AMT-Free Municipal Value Fund (NUW)

Nuveen Build America Bond Fund (NBB)

Nuveen Build America Bond Opportunity Fund (NBD)

Nuveen California Select Tax-Free Income Portfolio (NXC)

Nuveen Dividend Advantage Municipal Fund (NAD, NAD PrC)

Nuveen Dividend Advantage Municipal Fund 2 (NXZ)

Nuveen Dividend Advantage Municipal Fund 3 (NZF, NZF PrC)

Nuveen Dividend Advantage Municipal Income Fund (NVG, NVG PrC)

Nuveen Enhanced Municipal Value Fund (NEV)

Nuveen Investment Quality Municipal Fund, Inc. (NQM)

Nuveen Municipal Advantage Fund, Inc. (NMA)

Nuveen Municipal Income Fund, Inc. (NMI)

Nuveen Municipal Market Opportunity Fund, Inc. (NMO)

Nuveen Municipal Opportunity Fund, Inc. (NIO)

Nuveen Municipal Value Fund, Inc. (NUV)

Nuveen New York AMT-Free Municipal Income Fund (NRK, NRK PrC)

Nuveen New York Select Tax-Free Income Portfolio (NXN)

Nuveen Performance Plus Municipal Fund, Inc. (NPP)

Nuveen Premier Municipal Income Fund, Inc. (NPF)

Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

Nuveen Premium Income Municipal Fund, Inc. (NPI)

Nuveen Quality Income Municipal Fund, Inc. (NQU)

Nuveen Quality Municipal Fund, Inc. (NQI)

Nuveen Select Quality Municipal Fund, Inc. (NQS)

Nuveen Select Maturities Municipal Fund (NIM)

Nuveen Select Tax-Free Income Portfolio (NXP)

Nuveen Select Tax-Free Income Portfolio 2 (NXQ)

Nuveen Select Tax-Free Income Portfolio 3 (NXR)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”), Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”) and Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), each a Minnesota Corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen AMT-Free Municipal Income Fund (“AMT-Free Municipal Income”), Nuveen AMT-Free Municipal Value Fund (“AMT-Free Municipal Value), Nuveen Build America Bond Fund (“Build America”), Nuveen Build America Bond Opportunity Fund (“Build America Bond”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”), Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Dividend Advantage Municipal Income Fund (“Dividend Advantage Municipal”), Nuveen Enhanced Municipal Value Fund (“Enhanced Value”), Nuveen New York AMT-Free Municipal Income Fund (“New York AMT-Free”), Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”) and Nuveen Select Tax-Free Income Portfolio 3 (“Select Portfolio 3”), each a Massachusetts Business Trust (individually, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, August 7, 2013, at 10:30 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Fund, except Municipal Value and Municipal Income, to elect ten (10) Board Members:

(i)	eight (8) Board Members to be elected by the holders of Common Shares and Variable Rate Demand Preferred Shares for Investment Quality, Municipal Advantage, Municipal Market Opportunity, Municipal Opportunity, Premier Municipal, Premium Income 2, Premium Income 4, Quality Income, Select Quality, and Variable Rate MuniFund Term Preferred Shares for Premium Income, Performance Plus and Quality Municipal (collectively, “Preferred Shares”), voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For Municipal Value, to elect four (4) Board Members.

c.	For Municipal Income, to elect four (4) Board Members.

d.	For each Massachusetts Business Trust, except AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3, to elect five (5) Board Members:

(i)	three (3) Board Members to be elected by the holders of Common Shares and MuniFund Term Preferred Shares for AMT-Free Municipal Income, Dividend Advantage, Dividend Advantage 3, Dividend Advantage Municipal and New York AMT-Free, Variable Rate MuniFund Term Preferred Shares for AMT-Free Municipal Income, Dividend Advantage, Dividend Advantage 3, Dividend Advantage Municipal and New York AMT-Free and Variable Rate Demand Preferred Shares for AMT-Free Municipal Income, Dividend Advantage 2 and New York AMT-Free (also referred to, collectively, as “Preferred Shares”), voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

e.	For AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3, to elect four (4) Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on June 10, 2013 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

June 27, 2013

This Joint Proxy Statement is first being mailed to shareholders on or about July 1, 2013.

Nuveen AMT-Free Municipal Income Fund (NEA, NEA PrC)

Nuveen AMT-Free Municipal Value Fund (NUW)

Nuveen Build America Bond Fund (NBB)

Nuveen Build America Bond Opportunity Fund (NBD)

Nuveen California Select Tax-Free Income Portfolio (NXC)

Nuveen Dividend Advantage Municipal Fund (NAD, NAD PrC)

Nuveen Dividend Advantage Municipal Fund 2 (NXZ)

Nuveen Dividend Advantage Municipal Fund 3 (NZF, NZF PrC)

Nuveen Dividend Advantage Municipal Income Fund (NVG, NVG PrC)

Nuveen Enhanced Municipal Value Fund (NEV)

Nuveen Investment Quality Municipal Fund, Inc. (NQM)

Nuveen Municipal Advantage Fund, Inc. (NMA)

Nuveen Municipal Income Fund, Inc. (NMI)

Nuveen Municipal Market Opportunity Fund, Inc. (NMO)

Nuveen Municipal Opportunity Fund, Inc. (NIO)

Nuveen Municipal Value Fund, Inc. (NUV)

Nuveen New York AMT-Free Municipal Income Fund (NRK, NRK PrC)

Nuveen New York Select Tax-Free Income Portfolio (NXN)

Nuveen Performance Plus Municipal Fund, Inc. (NPP)

Nuveen Premier Municipal Income Fund, Inc. (NPF)

Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

Nuveen Premium Income Municipal Fund, Inc. (NPI)

Nuveen Quality Income Municipal Fund, Inc. (NQU)

Nuveen Quality Municipal Fund, Inc. (NQI)

Nuveen Select Quality Municipal Fund, Inc. (NQS)

Nuveen Select Maturities Municipal Fund (NIM)

Nuveen Select Tax-Free Income Portfolio (NXP)

Nuveen Select Tax-Free Income Portfolio 2 (NXQ)

Nuveen Select Tax-Free Income Portfolio 3 (NXR)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”), Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”) and Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), each a Minnesota Corporation (each referred to herein as a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen AMT-Free Municipal Income Fund (“AMT-Free Municipal Income”), Nuveen AMT-Free Municipal Value Fund (“AMT-Free Municipal Value), Nuveen Build America Bond Fund (“Build America”), Nuveen Build America Bond Opportunity Fund (“Build America Bond”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”), Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Dividend Advantage Municipal Income Fund (“Dividend Advantage Municipal”), Nuveen Enhanced Municipal Value Fund (“Enhanced Value”), Nuveen New York AMT-Free Municipal Income Fund (“New York AMT-Free”), Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”) and Nuveen Select Tax-Free Income Portfolio 3 (“Select Portfolio 3”), each a Massachusetts Business Trust (each referred to herein as a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Massachusetts Funds and Minnesota Funds are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, August 7, 2013, at 10:30 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For each Minnesota Fund (except Municipal Value and Municipal Income), election of eight (8) Board Members by all shareholders.	X	X
1(a)(ii)	For each Minnesota Fund (except Municipal Value and Municipal Income), election of two (2) Board Members by Preferred Shares only.	N/A	X
1(b)	For Municipal Value, election of four (4) Board Members by all shareholders.	X	N/A
1(c)	For Municipal Income, election of four (4) Board Members by all shareholders.	X	N/A
1(d)(i)

For each Massachusetts Fund (except AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3), election of three (3) Board Members by all shareholders.

		X	X
1(d)(ii)

For each Massachusetts Fund (except AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3), election of two (2) Board Members by Preferred Shares only.

		N/A	X
1(e)

For AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3, election of four (4) Board Members by all shareholders.

		X	N/A

(1)	Variable Rate Demand Preferred Shares for AMT-Free Municipal Income, Dividend Advantage 2, Investment Quality, Municipal Advantage, Municipal Market Opportunity, Municipal Opportunity, New York AMT-Free, Premier Municipal, Premium Income 2, Premium Income 4, Quality Income and Select Quality; Variable Rate MuniFund Term Preferred Shares and/or MuniFund Term Preferred Shares for AMT-Free Municipal Income, Dividend Advantage, Dividend Advantage 3, Dividend Advantage Municipal, New York AMT-Free, Performance Plus, Premium Income and Quality Municipal are collectively referred to as “Preferred Shares.” AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, Municipal Income, Municipal Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3 do not currently have Preferred Shares outstanding.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, Municipal Income, Municipal Value, New York Portfolio, Select Maturities,

Select Portfolio, Select Portfolio 2 and Select Portfolio 3), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

Variable Rate Demand Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Variable Rate Demand Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Variable Rate Demand Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on June 10, 2013 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of June 10, 2013, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares
AMT-Free Municipal Income	NEA	78,883,077	MTP NEA PrC	8,300,000
			VMTP Series 2014	676
			VRDP Series 1	2,190
			VRDP Series 2	1,309
AMT-Free Municipal Value	NUW	13,194,175	N/A
Build America	NBB	26,461,985	N/A
Build America Bond	NBD	7,205,250	N/A
California Portfolio	NXC	6,272,727	N/A

Fund	Ticker Symbol*	Common Shares	Preferred Shares
Dividend Advantage	NAD	39,296,352	MTP NAD PrC	14,430,000
			VMTP Series 2014	1,204
Dividend Advantage 2	NXZ	29,478,411	VRDP Series 2	1,960
Dividend Advantage 3	NZF	40,400,028	MTP NZF PrC	7,000,000
			VMTP Series 2014	1,692
Dividend Advantage Municipal	NVG	29,802,900	MTP NVG PrC	10,800,000
			VMTP Series 2014	925
Enhanced Value	NEV	21,000,895	N/A
Investment Quality	NQM	35,976,272	VRDP Series 1	2,368
Municipal Advantage	NMA	43,697,408	VRDP Series 1	2,968
Municipal Income	NMI	8,274,760	N/A
Municipal Market Opportunity	NMO	45,874,035	VRDP Series 1	3,509
Municipal Opportunity	NIO	95,610,971	VRDP Series 1	6,672
Municipal Value	NUV	205,627,646	N/A
New York AMT-Free	NRK	87,618,504	MTP NRK PrC	2,768,000
			VMTP Series 2014	507
			VRDP Series 1	1,123
			VRDP Series 2	1,648
			VRDP Series 3	1,617
			VRDP Series 4	500
New York Portfolio	NXN	3,923,975	N/A
Performance Plus	NPP	60,025,455	VMTP Series 2015	5,350
Premier Municipal	NPF	19,888,518	VRDP Series 1	1,277
Premium Income 2	NPM	70,692,851	VRDP Series 1	4,895
Premium Income 4	NPT	43,338,451	VRDP Series 1	2,622
Premium Income	NPI	64,060,043	VMTP Series 2015	4,070
Quality Income	NQU	54,379,091	VRDP Series 1	4,284
Quality Municipal	NQI	38,461,871	VMTP Series 2015	2,404
Select Quality	NQS	35,222,129	VRDP Series 1	2,675
Select Maturities	NIM	12,439,120	N/A
Select Portfolio	NXP	16,570,310	N/A
Select Portfolio 2	NXQ	17,713,727	N/A
Select Portfolio 3	NXR	13,045,560	N/A

*	The Common Shares of all of the Funds are listed on the New York Stock Exchange, except NEA, NRK, NVG, NXZ and NZF, which are listed on the NYSE MKT. The MuniFund Term Preferred Shares of NAD, NZF, NVG and NEA are listed on the New York Stock Exchange.

1.	Election of Board Members

Minnesota Corporations

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except Municipal Value and Municipal Income), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, each Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For Municipal Value and Municipal Income, four (4) Board Members are nominated to be elected at this Annual Meeting.

a.	For each Minnesota Corporation, except Municipal Value and Municipal Income:

(i)	eight (8) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

b.	For Municipal Value: four (4) Board Members are to be elected by all shareholders.

Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

c.	For Municipal Income: four (4) Board Members are to be elected by all shareholders.

Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class III Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust, except AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

d.	For each Massachusetts Business Trust, except AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3:

(i)	three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

e.	For AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3:

four (4) Board Members are to be elected by all shareholders. Board Members Hunter, Stockdale, Stone and Stringer, have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Corporation, except for Municipal Value and Municipal Income, each Board Member was last elected to each Fund’s Board at the annual meeting of shareholders held on July 31, 2012.

For Municipal Value, Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on July 31, 2012. Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on July 25, 2011. Board Members Hunter, Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders held on July 27, 2010.

For Municipal Income, Board Members Bremner, Evans and Schneider were last elected as Class II Board Members at the annual meeting of shareholders held on July 31, 2012. Board Members Amboian, Kundert and Toth were last elected as Class I Board Members at the annual meeting of shareholders held on July 25, 2011 and adjourned to August 31, 2011. Board Members Hunter, Stockdale and Stone were last elected as Class III Board Members at the annual meeting of shareholders held on July 27, 2010.

For each Massachusetts Business Trust, except AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3, Board Members Bremner and Evans were last elected as Class III Board Members at the annual meeting of shareholders held on July 31, 2012 and Board Members Hunter and Schneider were last elected to each Fund’s Board by the holders of Preferred Shares at the annual meeting of shareholders held on July 31, 2012. Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on July 25, 2011 and adjourned to August 31, 2011. Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on July 27, 2010.

For AMT-Free Municipal Value, Build America, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3, Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on July 31, 2012. Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on July 25, 2011.

For AMT-Free Municipal Value, California Portfolio, Enhanced Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3, Board Members Hunter, Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders held on July 27, 2010.

For Build America, each Board Member except for Board Member Stringer, was elected by the initial shareholder of the Fund, the Adviser, on March 16, 2010.

For Build America Bond, each Board Member except for Board Member Stringer, was elected by the initial shareholder of the Fund, the Adviser, on February 25, 2010.

For New York AMT-Free, Board Members Bremner and Evans were last elected as Class III Board Members at the annual meeting of shareholders held on March 30, 2012, and adjourned to May 8, 2012 and Board Members Hunter and Schneider were last elected to the Fund’s Board by the holders of Preferred Shares at the annual meeting of shareholders held on March 30, 2012, and adjourned to May 8, 2012. Board Members Amboian, Kundert and Toth were last elected as Class II Board Members at the annual meeting of shareholders held on May 6, 2011, Board Members Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders on April 6, 2010.

On January 1, 2011, Ms. Stringer was appointed as a Board Member for each Fund and designated as a Class I Board Member with respect to each Massachusetts Business Trust and Municipal Value, a Minnesota Corporation and as a Class III Board Member for Municipal Income, a Minnesota Corporation.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC (“Adviser”) and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Name, Address and Birth Dates	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2015 (2) Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	204	None

Name, Address and Birth Dates	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2015(2) Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm); formerly, President Board of Regents for the State of Iowa University System.	204	Director and Chairman, United Fire Group, a publicly held company; formerly Director, Alliant Energy

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2013(2) Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President, (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director, Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	204	Director of Xerox Corporation (since 2004)

Name, Address and Birth Dates	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014(2) Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of Board of Directors (Milwaukee), College Possible.	204	None

Name, Address and Birth Dates	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William J. Schneider(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2015(2) Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	204	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013(2) Length of Service: Since 1997	Formerly, Executive Director, Gaylord and Dorothy Donnelley Foundation (1994-2012); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	204	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013(2) Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	204	Director, Chicago Board Options Exchange (since 2006)

Name, Address and Birth Dates	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013(2) Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	204	Previously, Independent Director (1987-2010) and Chair First American Fund Complex (1997-2010)

Terence J. Toth(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014(2) Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	204	None

Name, Address and Birth Dates	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominee/Board Member who is an interested person of the Fund

John P. Amboian(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014(2) Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007), Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	204	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	For AMT-Free Municipal Value, Build America, Build America Bond, California Portfolio, Enhanced Value, Municipal Value, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3, Board Member Hunter serves as a Class I Board Member and Board Member Schneider serves as a Class III Board Member. For Municipal Income, Board Members Amboian, Kundert and Toth serve as Class I Board Members; Board Members Bremner, Evans and Schneider serve as Class II Board Members; and Board Members Hunter, Stockdale, Stone and Stringer serve as Class III Board Members.
(3)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.
(4)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(5)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2012 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2012 is set forth in Appendix A. On December 31, 2012, Board Members and executive officers as a group beneficially owned approximately 1,709,000 shares of all funds managed by the Adviser, Nuveen Fund Advisors, LLC (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of June 10, 2013, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of June 10, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of June 10, 2013, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Prior to January 1, 2013, each Independent Board Member received a $130,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2013, Independent Board Members receive a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for at-

tendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year.

Aggregate Compensation from the Funds(1)
	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
AMT-Free Municipal	$1,820	$1,391	$1,299	$1,403	$1,535	$1,399	$1,413	$1,284	$1,499
AMT-Free Municipal Value	805	608	562	623	672	608	621	562	661
Build America	2,193	1,702	1,499	1,779	1,934	1,706	1,660	1,499	1,832
Build America Bond	574	438	392	438	479	427	435	392	481
California Portfolio	324	244	220	261	285	250	244	220	264
Dividend Advantage	3,035	2,271	2,108	2,297	2,529	2,287	2,311	2,081	2,465
Dividend Advantage 2	2,269	1,698	1,576	1,717	1,891	1,710	1,727	1,556	1,843
Dividend Advantage 3	3,000	2,245	2,084	2,270	2,500	2,261	2,284	2,057	2,437
Dividend Advantage Municipal	2,340	1,752	1,626	1,771	1,950	1,764	1,782	1,605	1,901
Enhanced Value	980	726	671	749	812	731	740	663	791
Investment Quality	2,921	2,232	2,085	2,253	2,464	2,245	2,267	2,060	2,407
Municipal Advantage	3,347	2,505	2,325	2,533	2,789	2,523	2,549	2,296	2,719
Municipal Income	315	232	213	239	259	232	238	213	254
Municipal Market Opportunity	3,556	2,662	2,470	2,692	2,963	2,680	2,707	2,439	2,888
Municipal Opportunity	7,487	5,604	5,202	5,665	6,238	5,643	5,700	5,135	6,080
Municipal Value	6,828	5,058	4,678	5,213	5,652	5,092	5,152	4,621	5,509
New York AMT-Free	294	220	203	218	241	220	225	203	237
New York Portfolio	194	146	132	157	171	150	147	132	158
Performance Plus	4,818	3,606	3,346	3,646	4,015	3,631	3,668	3,304	3,913
Premier Municipal	1,504	1,126	1,045	1,138	1,253	1,134	1,145	1,032	1,222
Premium Income 2	5,535	4,143	3,845	4,188	4,612	4,172	4,214	3,796	4,495

Aggregate Compensation from the Funds(1)
	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Premium Income 4	$3,021	$2,261	$2,098	$2,286	$2,517	$2,277	$2,300	$2,072	$2,453
Premium Income	4,735	3,544	3,289	3,583	3,945	3,568	3,605	3,247	3,845
Quality Income	4,288	3,209	2,978	3,245	3,573	3,231	3,265	2,940	3,483
Quality Municipal	2,846	2,130	1,977	2,154	2,372	2,145	2,167	1,952	2,312
Select Quality	2,716	2,032	1,886	2,055	2,263	2,047	2,068	1,862	2,206
Select Maturities	438	326	299	334	366	326	332	299	359
Select Portfolio	880	677	615	724	784	695	678	615	728
Select Portfolio 2	897	690	627	738	799	708	690	627	741
Select Portfolio 3	688	529	481	566	613	543	529	481	569
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$343,204	$262,670	$240,509	$267,712	$284,299	$261,411	$263,100	$248,600	$298,475

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees
	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
AMT-Free Municipal	$275	$353	$340	$1,403	$1,179	$880	$—	$—	$—
Build America	339	449	—	1,779	1,934	1,135	—	—	—
California Portfolio	50	64	—	261	285	167	—	—	—
Dividend Advantage	459	578	591	2,297	1,910	1,436	—	—	—
Dividend Advantage 2	343	432	442	1,717	1,428	1,074	—	—	—
Dividend Advantage 3	454	571	587	2,270	1,885	1,419	—	—	—
Dividend Advantage Municipal	354	446	461	1,771	1,468	1,107	—	—	—
Enhanced Value	148	185	177	749	625	460	—	—	—

Deferred Fees
	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Investment Quality	$441	$567	$535	$2,253	$1,904	$1,414	$—	$—	$—
Municipal Advantage	506	637	656	2,533	2,103	1,584	—	—	—
Municipal Market Opportunity	538	677	693	2,692	2,239	1,683	—	—	—
Municipal Opportunity	1,132	1,425	1,477	5,665	4,693	3,542	—	—	—
Municipal Value	1,032	1,285	1,261	5,213	4,323	3,201	—	—	—
New York Portfolio	30	38	—	157	171	100	—	—	—
Performance Plus	729	917	939	3,646	3,032	2,280	—	—	—
Premier Municipal	227	286	296	1,138	943	712	—	—	—
Premium Income 2	837	1,054	1,091	4,188	3,470	2,618	—	—	—
Premium Income 4	457	575	590	2,286	1,899	1,430	—	—	—
Premium Income	716	901	929	3,583	2,973	2,240	—	—	—
Quality Income	648	816	834	3,245	2,701	2,029	—	—	—
Quality Municipal	430	542	559	2,154	1,787	1,347	—	—	—
Select Quality	411	517	530	2,055	1,709	1,285	—	—	—
Select Portfolio	136	178	—	724	784	463	—	—	—
Select Portfolio 2	139	182	—	738	799	471	—	—	—
Select Portfolio 3	106	139	—	566	613	361	—	—	—

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board through June 30, 2013 and William J. Schneider to serve as the independent Chairman of the Board effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange, NYSE MKT, LLC or NASDAQ Stock Market, LLC, as applicable. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter adopted and approved by the Board, which Charter conforms to the listing standards of the

New York Stock Exchange, NYSE MKT, LLC or NASDAQ Stock Market, LLC, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Audit Committee Charter is attached as Appendix D. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange, NYSE MKT, LLC or NASDAQ Stock Market, LLC listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are

Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Ann & Robert H. Lurie Children’s Hospital of Chicago and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and President of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and

Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, from 1995-2004, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is also a Member of two Miller-Valentine real estate LLC companies. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. He is a Board Member of Tech Town, Inc., a not-for-profit community development company, and a Board Member of WDPR Public Radio. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms. For each Minnesota Fund except Municipal Value and Municipal Income, all Board Members are elected annually. For each Massachusetts Fund, and Municipal Value and Municipal Income, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	103

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	103

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director — Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, LLC.	204

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, LLC; Certified Public Accountant.	204

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC and of Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors, LLC; formerly, Senior Vice President of Nuveen Securities, LLC (2008-2011).	204

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	204

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	204

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
AMT-Free Municipal(5)	$18,200	$21,200	$7,750	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
AMT-Free Municipal Value(6)	18,200	16,200	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Advantage	18,200	21,200	7,750	0	0	0	0	0	0	0	0	0	0	0
Dividend Advantage 2	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Dividend Advantage 3	18,200	21,200	14,000	0	0	0	0	0	0	0	0	850	0	0
Dividend Advantage Municipal	18,200	21,200	7,750	0	0	0	0	0	0	0	0	850	0	0
Enhanced Value	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Investment Quality	18,200	21,200	1,500	0	0	0	0	0	0	0	2,550	0	0	0
Municipal Advantage	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Municipal Income	18,200	16,200	0	0	0	0	0	0	0	0	0	0	0	0
Municipal Market Opportunity	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Municipal Opportunity	18,200	21,200	0	0	0	0	0	0	0	0	850	0	0	0
Municipal Value	18,200	16,200	25,000	18,000	0	0	0	0	0	0	0	0	0	0
New York AMT-Free(7)	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Performance Plus	18,200	21,200	1,500	0	0	0	0	0	0	0	1,700	0	0	0
Premier Municipal	18,200	21,200	1,500	0	0	0	0	0	0	0	2,550	0	0	0
Premium Income 2	18,200	21,200	1,500	0	0	0	0	0	0	0	2,550	0	0	0
Premium Income 4	18,200	21,200	0	0	0	0	0	0	0	0	0	0	0	0
Premium Income	18,200	21,200	1,500	0	0	0	0	0	0	0	1,700	0	0	0
Quality Income	18,200	21,200	1,500	0	0	0	0	0	0	0	850	0	0	0
Quality Municipal	18,200	21,200	1,500	0	0	0	0	0	0	0	1,700	0	0	0
Select Quality	18,200	21,200	1,500	5,000	0	0	0	0	0	0	2,550	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5)	The Fund acquired Nuveen Premier Municipal Opportunity Fund, Inc. and Nuveen Premium Income Municipal Opportunity Fund on May 3, 2013.

(6)	The Fund changed its name from Nuveen Municipal Value Fund 2 on October 15, 2012.

(7)	The Fund acquired Nuveen New York Investment Quality Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund, Inc. and Nuveen New York Dividend Advantage Municipal Income Fund on March 8, 2013.

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Build America	$21,200	$22,250	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Build America Bond	21,200	22,250	0	0	0	0	0	0	0	0	0	0	0	0
California Portfolio	16,200	19,500	0	0	0	0	0	0	0	0	0	0	0	0
New York Portfolio	16,200	19,500	0	0	0	0	0	0	0	0	0	0	0	0
Select Maturities	16,200	16,750	0	0	0	0	0	0	0	0	0	0	0	0
Select Portfolio	16,200	19,500	0	0	0	0	0	0	0	0	0	0	0	0
Select Portfolio 2	16,200	19,500	0	0	0	0	0	0	0	0	0	0	0	0
Select Portfolio 3	16,200	19,500	0	0	0	0	0	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
AMT-Free Municipal	$0	$0	$0	$0	$0	$0	$0	$0
AMT-Free Municipal Value	0	0	0	0	0	0	0	0
Dividend Advantage	0	0	0	0	0	0	0	0
Dividend Advantage 2	0	0	0	0	0	0	0	0
Dividend Advantage 3	0	850	0	0	0	0	0	850
Dividend Advantage Municipal	0	850	0	0	0	0	0	850
Enhanced Value	0	0	0	0	0	0	0	0
Investment Quality	2,550	0	0	0	0	0	2,550	0
Municipal Advantage	0	0	0	0	0	0	0	0
Municipal Income	0	0	0	0	0	0	0	0
Municipal Market Opportunity	0	0	0	0	0	0	0	0
Municipal Opportunity	850	0	0	0	0	0	850	0
Municipal Value	0	0	0	0	0	0	0	0
New York AMT-Free	0	0	0	0	0	0	0	0
Performance Plus	1,700	0	0	0	0	0	1,700	0
Premier Municipal	2,550	0	0	0	0	0	2,550	0
Premium Income 2	2,550	0	0	0	0	0	2,550	0
Premium Income 4	0	0	0	0	0	0	0	0
Premium Income	1,700	0	0	0	0	0	1,700	0
Quality Income	850	0	0	0	0	0	850	0
Quality Municipal	1,700	0	0	0	0	0	1,700	0
Select Quality	2,550	0	0	0	0	0	2,550	0

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Build America	$0	$0	$0	$0	$0	$0	$0	$0
Build America Bond	0	0	0	0	0	0	0	0
California Portfolio	0	0	0	0	0	0	0	0
New York Portfolio	0	0	0	0	0	0	0	0
Select Maturities	0	0	0	0	0	0	0	0
Select Portfolio	0	0	0	0	0	0	0	0
Select Portfolio 2	0	0	0	0	0	0	0	0
Select Portfolio 3	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (a) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (b) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (c) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or NYSE MKT, LLC, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen.

Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2014, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 3, 2014. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than May 17, 2014 or prior to May 2, 2014. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The fiscal year end for each Fund (except Build America, Build America Bond, California Portfolio, New York AMT-Fund, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3) is October 31. The fiscal year end for Build America, Build America Bond, California Portfolio, New York Portfolio, Select Maturities, Select Portfolio, Select Portfolio 2 and Select Portfolio 3 is March 31. The fiscal year end for New York AMT-Free is September 30.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 7, 2013.

Each Fund’s Proxy Statement is available at www.nuveenproxy.com/ProxyInfo/Default .aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

June 27, 2013

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2012.

Dollar Range of Equity Securities
Board Member Nominees	AMT-Free Municipal Income	AMT-Free Municipal Value	Build America	Build America Bond	California Portfolio	Dividend Advantage	Dividend Advantage 2	Dividend Advantage 3	Dividend Advantage Municipal	Enhanced Value	Investment Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	10,001- 50,000	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	Over 100,000	0	0	0	0	0	0	50,001- 100,000	Over 100,000	0	0

Dollar Range of Equity Securities
Board Member Nominees	Municipal Advantage	Municipal Income	Municipal Market Opportunity	Municipal Opportunity	Municipal Value	New York AMT-Free	New York Portfolio	Performance Plus	Premier Municipal	Premium Income 2	Premium Income 4

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	10,001- 50,000	0	0	0	0	0	1-10,000	10,001- 50,000	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	50,001- 100,000	0	0	0	0	0	0	0	10,001- 50,000	0	0

Dollar Range of Equity Securities
Board Member Nominees	Premium Income	Quality Income	Quality Municipal	Select Quality	Select Maturities	Select Portfolio	Select Portfolio 2	Select Portfolio 3	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	0	0	0	0	0	0	0	0	Over $100,000
William C. Hunter	0	0	0	0	0	0	0	0	Over $100,000
David J. Kundert	0	0	0	0	0	0	0	0	Over $100,000
William J. Schneider	0	0	0	0	0	0	0	0	Over $100,000
Judith M. Stockdale	0	0	0	0	0	0	0	0	Over $100,000
Carole E. Stone	0	0	0	0	0	0	0	0	Over $100,000
Virginia L. Stringer	0	0	0	0	0	0	0	0	Over $100,000
Terence J. Toth	0	0	0	0	0	0	0	0	Over $100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0	0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2012. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	AMT-Free Municipal Income	AMT-Free Municipal Value	Build America	Build America Bond	California Portfolio	Dividend Advantage	Dividend Advantage 2	Dividend Advantage 3	Dividend Advantage Municipal	Enhanced Value	Investment Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	3,000	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	1,254	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	22,500	0	0	0	0	0	0	5,000	22,500	0	0
All Board Members and Officers as a Group	22,500	3,000	0	0	0	53,454	0	6,580	22,500	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	Municipal Advantage	Municipal Income	Municipal Market Opportunity	Municipal Opportunity	Municipal Value	New York AMT-Free	New York Portfolio	Performance Plus	Premier Municipal	Premium Income 2	Premium Income 4

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	1,203	0	0	0	0	0	5	1,160	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	4,000	0	0	0	0	0	0	0	2,500	0	0
All Board Members and Officers as a Group	5,531	0	1,203	0	12,034	0	0	2,500	2,505	1,160	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	Premium Income	Quality Income	Quality Municipal	Select Quality	Select Maturities	Select Portfolio	Select Portfolio 2	Select Portfolio 3

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	5,000	0	0	0	0	0	0	0
All Board Members and Officers as a Group	12,000	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially own more than 5% of any class of shares of any Fund*:

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

AMT-Free Municipal Income (NEA) — Variable Rate MuniFund Term Preferred Shares	Citibank, N.A.(a) 399 Park Avenue New York, NY 10022	676	100%

	Citicorp(a) 399 Park Avenue New York, NY 10022

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10022

AMT Free Municipal Value (NUW) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,383,930	10.67%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Portfolio (NXC) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	386,789	6.17%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Dividend Advantage (NAD) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,593,121	6.60%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

— Variable Rate MuniFund Term Preferred Shares	Citibank, N.A.(a) 399 Park Avenue New York, NY 10022	1,204	100%

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

	Citicorp(a) 399 Park Avenue New York, NY 10022

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10022

— MuniFund Term Preferred Shares	Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	1,639,328	11.36%

Dividend Advantage 2 (NXZ) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,033,412	10.29%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Dividend Advantage 3 (NZF) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	6,008,464	14.87%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

— Variable Rate MuniFund Term Preferred Shares	Wells Fargo and Company 420 Montgomery Street San Francisco, CA 94163	1,692	100%

— MuniFund Term Preferred Shares	Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	1,028,458	14.69%

Dividend Advantage Municipal (NVG) — Variable Rate MuniFund Term Preferred Shares	Wells Fargo and Company 420 Montgomery Street San Francisco, CA 94163	925	100%

Investment Quality (NQM) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,611,907	7.27%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

Municipal Advantage (NMA) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,555,536	8.14%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Municipal Market Opportunity (NMO) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,389,939	5.21%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New York AMT-Free (NRK) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,958,015	5.66%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

— Variable Rate MuniFund Term Preferred Shares	Wells Fargo and Company 420 Montgomery Street San Francisco, CA 94163	507	100%

Performance Plus (NPP) — Common Shares	Morgan Stanley(c) 1585 Broadway New York, NY 10036	3,084,707	5.10%

	Morgan Stanley Smith Barney LLC(c) 1585 Broadway New York, NY 10036

— Variable Rate MuniFund Term Preferred Shares	Wells Fargo and Company 420 Montgomery Street San Francisco, CA 94163	5,350	100%

Premier Municipal (NPF) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,518,518	7.64%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Premium Income 2 (NPM) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	5,072,967	7.18%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Premium Income (NPI) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,722,253	5.82%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Quality Municipal (NQI) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,931,911	10.23%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Select Maturities (NIM) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	664,572	5.35%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Select Portfolio (NXP) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	894,233	5.40%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Select Portfolio 3 (NXR) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	662,378	5.08%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

*	The information contained in this table is based on Schedule 13G filings made on or before June 10, 2013.

(a)	Citibank N.A., Citicorp and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(c)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

Variable Rate Demand Preferred Shares (“VRDP Shares”) are designed to be eligible for purchase by money market funds. Based on information provided by remarketing agents for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes identified by the remarketing agents, other than with respect to the Vanguard complex, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: AMT-Free Municipal Income, Series 1: Schwab (1,195 shares (54.6%)), Federated (919 shares) (42.0%)), Morgan Stanley (76 shares (3.5%)); AMT-Free Municipal Income, Series 2: Blackrock (69 shares (5.3%)), JP Morgan (220 shares (16.8%)), Schwab (240 shares (18.3%)), Federated (240 shares (18.3%)), Bank of America (150 shares (11.5%)), Morgan Stanley (150 shares 11.5%)); Dividend Advantage 2: Schwab (980 shares (50%)), Federated (980 shares (50%)); Investment Quality: Deutsche Bank (200 shares (8.4%)), Federated (300 shares (12.7%)), JP Morgan (803 shares (33.9%)), Morgan Stanley (200 shares (8.4%)), Northern Trust (400 shares (16.9%)), Schwab (465 shares (19.6%)); Municipal Advantage: Blackrock (153 shares (5.2%)), Federated (700 shares (23.6%)), Schwab (1,774 shares (59.8%)); Municipal Market Opportunity: Blackrock (39 shares (1.1%)), JP Morgan (1,145 shares (32.6%)), Goldman Sachs (525 shares (15.0%)), Schwab (800 shares (22.8%)), Morgan Stanley (450 shares (12.8%)), Federated (550 shares (15.7%)); Municipal Opportunity: Schwab (1,500 shares (22.5%)), Federated (300 shares (4.5%)), JP Morgan (1,500 shares (22.5%)), Bank of America (1,000 shares (15%)), Morgan Stanley (522 shares (7.8%)); New York AMT-Free, Series 1: Blackrock (87 shares (7.7%)), JP Morgan (286 shares (25.5%)), Schwab (200 shares (17.8%)), Federated (200 shares (17.8%)), Bank of America (150 shares (13.4%)); New York AMT-Free, Series 2: Blackrock (76 shares (4.6%)), JP Morgan (474 shares (28.8%)), Schwab

(310 shares (18.8%)), Federated (310 shares (18.8%)), Bank of America (168 shares (10.2%)); New York AMT-Free, Series 3: Blackrock (85 shares (5.3%)), JP Morgan (262 shares (16.2%)), Schwab (310 shares (19.2%)), Federated (310 shares (19.2%)), Bank of America (170 shares (10.5%)), Morgan Stanley (170 shares (10.5%)); New York AMT-Free, Series 4: Schwab (290 shares (58.0%)), Federated (210 shares (42%)); Premier Municipal: Federated (50 shares (3.9%), JP Morgan (967 shares (75.7%)), Morgan Stanley (120 shares (9.4%)), Schwab (140 shares (11.0%)); Premium Income 2: Deutsche Bank (525 shares (10.7%)), Federated (300 shares (6.1%)), JP Morgan (900 shares (18.4%)), Morgan Stanley (1,450 shares (29.6%)), Northern Trust (850 shares (17.4%)), Schwab (870 shares (17.8%)); Premium Income 4: Federated (150 shares (5.7%)), Columbia (772 shares (29.4%)); Quality Income: Bank of America (884 shares (20.6%)), Federated (650 shares (15.2%)), Morgan Stanley (500 shares (11.7%)), Schwab (1,150 shares (26.8%)); and Select Quality: Deutsche Bank (400 shares (15.0%)), Federated (250 shares (9.3%)), JP Morgan (400 shares (15.0%)), Morgan Stanley (230 shares (8.6%)), Northern Trust (500 shares (18.7%)), Schwab (895 shares (33.5%)). Information with respect to the holdings of VRDP Shares by funds in the Vanguard complex identified by Vanguard, including number of VRDP Shares held and percentage of total outstanding, is as follows: AMT-Free Municipal Income, Series 2: Vanguard Tax-Exempt Money Market Fund (240 shares (18.3%)); Municipal Advantage: Vanguard Tax-Exempt Money Market Fund (341 shares (11.5%)); Municipal Opportunity: Vanguard Tax-Exempt Money Market Fund (1,850 shares (27.7%)); New York AMT-Free, Series 1: Vanguard Tax-Exempt Money Market Fund (200 shares (17.8%)); New York AMT-Free, Series 2: Vanguard Tax-Exempt Money Market Fund (310 shares (18.8%)); New York AMT-Free, Series 3: Vanguard Tax-Exempt Money Market Fund (310 shares (19.2%)); Premium Income 4: Vanguard Tax-Exempt Money Market Fund (1,700 shares (64.8%)); and Quality Income: Vanguard Tax-Exempt Money Market Fund (1,100 shares (25.7%)).

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee Meeting
AMT-Free Municipal	5	6	0	4	6	4	6	3
AMT-Free Municipal Value	5	6	0	4	6	4	6	3
Build America	5	5	0	4	5	4	6	4
Build America Bond	5	5	0	4	5	4	6	4
California Portfolio	5	5	0	4	5	4	6	4
Dividend Advantage	5	6	0	4	6	4	6	3
Dividend Advantage 2	5	6	0	4	6	4	6	3
Dividend Advantage 3	5	6	0	4	6	4	6	3
Dividend Advantage Municipal	5	6	0	4	6	4	6	3
Enhanced Value	5	6	0	4	6	4	6	3
Investment Quality	5	6	0	4	6	4	6	3
Municipal Advantage	5	6	0	4	6	4	6	3
Municipal Income	5	6	0	4	6	4	6	3
Municipal Market Opportunity	5	6	0	4	6	4	6	3
Municipal Opportunity	5	6	0	4	6	4	6	3
Municipal Value	5	6	0	4	6	4	6	3
New York AMT-Free	6	4	0	4	6	4	6	3
New York Portfolio	5	5	0	4	5	4	6	4
Performance Plus	5	6	1	4	6	4	6	3
Premier Municipal	5	6	0	4	6	4	6	3
Premium Income 2	5	6	0	4	6	4	6	3
Premium Income 4	5	6	0	4	6	4	6	3
Premium Income	5	6	1	4	6	4	6	3

C-1

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee Meeting
Quality Income	5	6	0	4	6	4	6	3
Quality Municipal	5	6	1	4	6	4	6	3
Select Quality	5	6	0	4	6	4	6	3
Select Maturities	5	5	0	4	5	4	6	4
Select Portfolio	5	5	0	4	5	4	6	4
Select Portfolio 2	5	5	0	4	5	4	6	4
Select Portfolio 3	5	5	0	4	5	4	6	4

C-2

APPENDIX D

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NEA-0813

NUVEEN FUNDS PROXY THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, AUGUST 7, 2013 COMMON SHARES The Annual Meeting of Shareholders will be held Wednesday, August 7, 2013 at 10:30 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, August 7, 2013, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503 FUNDS FUNDS FUNDS Nuveen Municipal Value Fund, Inc. Nuveen AMT-Free Municipal Value Fund Nuveen Municipal Income Fund, Inc. Nuveen Enhanced Municipal Value Fund Nuveen Premium Income Municipal Fund, Inc. Nuveen Performance Plus Municipal Fund, Inc. Nuveen Municipal Advantage Fund, Inc. Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc. Nuveen Select Quality Municipal Fund, Inc. Nuveen Quality Income Municipal Fund, Inc. Nuveen Premier Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc. Nuveen Dividend Advantage Municipal Fund Nuveen Dividend Advantage Municipal Fund 2 Nuveen Dividend Advantage Municipal Fund 3 Nuveen Dividend Advantage Municipal Income Fund Nuveen Municipal Opportunity Fund, Inc. Nuveen Quality Municipal Fund, Inc. Nuveen AMT-Free Municipal Income Fund Nuveen Select Maturities Municipal Fund Nuveen Select Tax-Free Income Portfolio Nuveen Select Tax-Free Income Portfolio 2 Nuveen Select Tax-Free Income Portfolio 3 Nuveen California Select Tax-Free Income Portfolio Nuveen New York Select Tax-Free Income Portfolio Nuveen Build America Bond Fund Nuveen Build America Bond Opportunity Fund Nuveen NY AMT-Free Municipal Income Fund VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago. IL 60606 On August 7, 2013 VOTING OPTIONS Read your proxy statement and have it at hand when voting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS. To vote in accordance with the Board recommendations mark this box. Do not mark any other boxes on this card. To vote each proposal separately, completely fill in the boxes below in blue or black ink. Example: (proxies marked in the box above and any box below will not be voted and will be returned to the shareholder) 1a. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the ”For All Except” and write the nominee number(s) on the line provided. 01. John P. Amboian 02. Robert P. Bremner 03. Jack B. Evans 04. David J. Kundert 05. Judith M. Stockdale 06. Carole E. Stone 07. Virginia L. Stringer 08. Terence J. Toth FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT Nuveen Premium Income Municipal Fund, Inc. Nuveen Performance Plus Municipal Fund, Inc. Nuveen Municipal Advantage Fund, Inc. Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc. Nuveen Select Quality Municipal Fund, Inc. Nuveen Quality Income Municipal Fund, Inc. Nuveen Premier Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc. Nuveen Municipal Opportunity Fund, Inc. Nuveen Quality Municipal Fund, Inc. 1b. Election of Board Members - Class I: To withhold authority to vote for any individual nominee(s) mark the ”For All Except” and write the nominee number(s) on the line provided. William C. Hunter 02. Judith M. Stockdale 03. Carole E. Stone 04. Virginia L. Stringer FOR WITHHOLD FOR ALL ALL ALL EXCEPT Nuveen Municipal Value Fund, Inc. 1c. Election of Board Members - Class III: To withhold authority to vote for any individual nominee(s) mark the ”For All Except” and write the nominee number(s) on the line provided. William C. Hunter 02. Judith M. Stockdale 03. Carole E. Stone 04. Virginia L. Stringer FOR WITHHOLD FOR ALL ALL ALL EXCEPT Nuveen Municipal Income Fund, Inc. 1d. Election of Board Members - Class I: To withhold authority to vote for any individual nominee(s) mark the ”For All Except” and write the nominee number(s) on the line provided. Judith M. Stockdale 02. Carole E. Stone 03. Virginia L. Stringer FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT Nuveen Dividend Advantage Municipal Fund Nuveen Dividend Advantage Municipal Fund 2 Nuveen Dividend Advantage Municipal Fund 3 Nuveen Dividend Advantage Muncipal Income Fund Nuveen AMT-Free Municipal Income Fund Nuveen NY AMT-Free Municipal Income Fund 1e. Election of Board Members - Class I: To withhold authority to vote for any individual nominee(s) mark the ”For All Except” and write the nominee number(s) on the line provided. William C. Hunter 02. Judith M. Stockdale 03. Carole E. Stone 04. Virginia L. Stringer FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT Nuveen AMT-Free Municipal Value Fund Nuveen Enhanced Municipal Value Fund Nuveen Select Maturities Municipal Fund Nuveen Select Tax-Free Income Portfolio Nuveen Select Tax-Free Income Portfolio 2 Nuveen Select Tax-Free Income Portfolio 3 Nuveen California Select Tax-Free Income Portfolio Nuveen New York Select Tax-Free Income Portfolio Nuveen Build America Bond Fund Nuveen Build America Bond Opportunity Fund Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual Meeting of Shareholders to Be Held on August 7, 2013. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING. NUV_24691_Com_052813

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on August 7, 2013 Please detach at perforation before mailing. PROXY NUVEEN NEW YORK AMT-FREE MUNICIPAL INCOME FUND THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, AUGUST 7, 2013 PREFERRED SHARES The Annual Meeting of Shareholders will be held Wednesday, August 7, 2013 at 10:30 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, August 7, 2013, or any adjournment or adjournments thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com). VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY. Signature Signature 2013 Date NRK_24691_PreD_052813 PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual Meeting of Shareholders to Be Held on August 7, 2013. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx Please detach at perforation before mailing. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1d. Election of Board Members: FOR WITHHOLD FOR ALL ALL ALL EXCEPT Class I: Preferred Shares Only: 01. Judith M. Stockdale 04. William C. Hunter 02. Carole E. Stone 05. William J. Schneider 03. Virginia L. Stringer INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. PLEASE SIGN AND DATE ON THE REVERSE SIDE NRK_24691_PreD_052813